UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30, 2016

Oramed Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35813	98-0376008
(Commission File Number)	(IRS Employer Identification No.)

Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem, Israel	91390
(Address of Principal Executive Offices)	(Zip Code)

+972-2-566-0001

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Second Amended and Restated 2008 Stock Incentive Plan

On August 30, 2016, Oramed Pharmaceuticals Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). At the 2016 Annual Meeting, the Company’s stockholders approved the Company's Second Amended and Restated 2008 Stock Incentive Plan (the “2008 Amended Plan”). The 2008 Amended Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors on July 12, 2016.

The Company’s officers and directors are among the persons eligible to receive awards under the 2008 Amended Plan in accordance with the terms and conditions thereunder. A detailed summary of the 2008 Amended Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2016 Annual Meeting filed with the Securities and Exchange Commission on August 4, 2016 (the “Proxy Statement”) under the caption “Proposal 2: Second Amended and Restated 2008 Stock Incentive Plan,” which summary is incorporated herein by reference.

That detailed summary of the 2008 Amended Plan is qualified in its entirety by reference to the full text of the 2008 Amended Plan a copy of which is attached as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed on August 4, 2016 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As disclosed above, the Company held its 2016 Annual Meeting of stockholders on August 30, 2016. The final voting results are set forth below.

Stockholders voted on the following proposals:

Proposal No. 1 — Election of Directors.

The stockholders elected the following directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal. The votes were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Nadav Kidron	4,123,298	133,148	59,881	3,475,429

Miriam Kidron	4,158,170	128,805	29,352	3,475,429

Leonard Sank	4,226,585	56,654	33,088	3,475,429

David Slager	4,243,016	15,036	58,275	3,475,429

Kevin Rakin	4,262,272	17,057	36,998	3,475,429

Aviad Friedman	4,232,810	18,051	65,466	3,475,429

Xiaopeng Li	4,271,257	17,156	27,914	3,475,429

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Proposal No. 2 — 2008 Amended Plan.

The stockholders approved the 2008 Amended Plan as described in the Proxy Statement. The votes were as follows:

For	Against	Abstain	Broker Non-Votes

2,860,536	205,033	1,250,758	3,475,429

Proposal No. 3 — Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers listed in the Summary Compensation Table appearing in the Proxy Statement pursuant to Item 402 of Regulation S-K. The votes were as follows:

For	Against	Abstain	Broker Non-Votes

2,970,134	117,293	1,228,900	3,475,429

Proposal No. 4 — Ratification of Auditors.

The stockholders ratified the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm of the Company for the fiscal year ending August 31, 2016. The votes were as follows:

For	Against	Abstain	Broker Non-Votes

7,692,760	36,525	62,471	N/A

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oramed Pharmaceuticals Inc.

Date: August 31, 2016	By:	/s/ Nadav Kidron
	Name:	Nadav Kidron
	Title:	President and CEO

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